UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006 (October 24, 2006)

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

(Commission File Number)	(Exact name of Registrant as specified in its charter)	(IRS Employer Identification No.)

Maryland

(State or other jurisdiction of incorporation of Registrants)

750 E. Pratt Street

Baltimore, Maryland 21202

(Address of principal executive offices, including zip code, of Registrants)

410-783-2800

(Registrants’ telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

On October 24, 2006, Constellation Energy Group, Inc. (“Constellation”), FPL Group, Inc. (“FPL”) and CF Merger Corporation, a wholly-owned subsidiary of Constellation, entered into an agreement to terminate the Agreement and Plan of Merger dated December 18, 2005 by and among Constellation, FPL and CF Merger Corporation (the “Merger Agreement”).  A copy of the Termination and Release Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Constellation and FPL also issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the termination of the Merger Agreement, Constellation has acquired certain development rights from FPL relating to a wind power project in Garrett County, Maryland.

*     *     *     *     *

Forward-Looking Statements.  We may make statements in this report and the attached press release that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other important factors that could cause actual performance or achievements to be materially different from those we project.  For a full discussion of risks, uncertainties, and other important factors that could affect Constellation’s business, prospects, financial condition and results of operations, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our Forms 10-K and 10-Q under the forward-looking statements and risk factors sections.  Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

2.1	Termination and Release Agreement, dated October 24, 2006, by and among Constellation Energy Group, Inc., FPL Group, Inc. and CF Merger Corporation.

99.1	Joint Press Release, dated October 25, 2006, announcing the termination of the Agreement and Plan of Merger by and among Constellation Energy Group, Inc., FPL Group, Inc. and CF Merger Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.

Dated:	October 25, 2006	By:	/s/ Charles A. Berardesco
Charles A. Berardesco
Vice President, Associate General Counsel,
Chief Compliance Officer and Corporate Secretary

BALTIMORE GAS AND ELECTRIC COMPANY

Dated:	October 25, 2006	By:	/s/ Charles A. Berardesco
Charles A. Berardesco
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Termination and Release Agreement, dated October 24, 2006, by and among Constellation Energy Group, Inc., FPL Group, Inc. and CF Merger Corporation.

99.1	Joint Press Release, dated October 25, 2006, announcing the termination of the Agreement and Plan of Merger by and among Constellation Energy Group, Inc., FPL Group, Inc. and CF Merger Corporation.